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    CoreStates Bank, N.A.
    P.O. Box 7618
    Philadelphia, PA 19101-7618
                                                      CORESTATES
                                                      BANK
June 30, 1997

Mr. Robert J. Braasch
President
Eagle Finance Corp.
1425 Tri-State Parkway
Suite 140
Gurnee, IL 60031

   Re: Extension of Termination Date and Waiver

Dear Bob:

Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement, as amended from time to time ("Credit Agreement") dated June 30, 1995, by and among Eagle Finance Corp. ("Borrower"), the Agent (identified on the signature pages of this letter) and the "Lenders" (identified below as signatories hereto). All capitalized terms not otherwise defined herein shall have the meanings respectively ascribed to them in the Credit Agreement.

Eagle has requested an extension of the Termination Date until September 30, 1997 and continuation of the covenant waivers through said date. The Agent and Lenders acknowledge and agree as follows:

1) The definition of Termination Date shall be deleted and replaced with the following:

    "Termination Date means the earlier of (1) September 30, 1997, or (2) the date of termination of the commitments pursuant to Section 2.02 and Section 9.01.

2)  The Bank Group's commitment will be reduced to $30,000,000.

    The Credit Agreement is amended by deleting the number $50,000,000 in the 29th line of Section 2.01 and replacing it with the number $30,000,000. In connection with the above stated reduction in the aggregate Commitments of all the Banks, each Bank's Commitment is reduced pro rata to the amount opposite each Bank's name below.

    CoreStates Bank, N.A.            $4,875,000
    Harris Trust & Savings Bank       3,000,000
    Bank One, Chicago                 3,750,000
    Fleet Bank                        3,750,000
    LaSalle National Bank             3,750,000

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    NBD Bank                          3,750,000
    Sumitomo Bank, Limited            2,500,000
    The Northern Trust Company        2,500,000
    Cole Taylor Bank                  2,125,000

3) During the extension period, BDO Seidman shall perform an examination requested by Agent and cause a written report thereof to be promptly submitted to Banks (the cost and expenses of which shall be the sole responsibility of the Borrower), which examination shall include a review of Borrower's reports related to underwriting and underwriting exceptions for newly purchased accounts (which review shall include a sampling of such accounts to test the validity of the reports).

4) Borrower shall, contemporaneously with execution hereof, pay Agent in good funds, for the benefit of, and to be distributed to Banks based on their respective Pro Rata Percentages, an Extension Fee of $300,000. The Banks hereby agree that if the Borrower terminates the Commitments and satisfies all obligations of every kind of Borrower to Agent and Lenders prior to the Termination Date, then the Banks will refund $150,000 of the Extension Fee to the Borrower.

Upon execution of this letter agreement, a formal amendment will be prepared by the Agent's counsel.

This letter may be executed in counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this letter agreement by signing any such counterpart. The Credit Agreement, as amended hereby and as previously amended, remains in full force and effect.

Each of the undersigned, by its signature hereto, hereby evidences its consent to the terms and conditions of this letter to be effective only upon the Agent's receipt of an executed counterpart or facsimile by Borrower and Lenders and delivery thereof to the Borrower.

                             CoreStates Bank, N.A., as Agent and Lender

                             By: ______________________________________

                                 ______________________________________


                             Harris Bank and Savings Bank

                             By: ______________________________________

                                 ______________________________________


                             Bank One, Chicago, N.A

                             By: ______________________________________

                                 ______________________________________


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                             Cole Taylor Bank

                             By: ______________________________________

                                 ______________________________________

                             Fleet Bank, N.A

                             By: ______________________________________

                                 ______________________________________

                             NBD Bank

                             By: ______________________________________

                                 ______________________________________

                             LaSalle National Bank

                             By: ______________________________________

                                 ______________________________________

                             The Sumitomo Bank, Limited
                             Chicago Branch

                             By: ______________________________________

                                 ______________________________________

                             The Northern Trust Company

                             By: ______________________________________

                                 ______________________________________

Agreed to this 30th day of June, 1997

Eagle Finance Corporation

By: ______________________________________

    ______________________________________

Attest: __________________________________

        __________________________________


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